UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2025

SONOCO PRODUCTS COMPANY

(Exact name of registrant as specified in its charter)

South Carolina	001-11261	57-0248420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 N. Second St.

Hartsville, South Carolina 29550

(Address of principal executive offices) (Zip Code)

(843) 383-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 3, 2025, Sonoco Products Company, a South Carolina corporation (the “Company”) issued a press release announcing that the Company has completed the previously announced sale of its ThermoSafe business (the “Business”) of the Company, pursuant to the terms of the Share and Asset Purchase Agreement (as it may be amended, supplemented, or modified from time to time) (the “Purchase Agreement”), dated as of September 7, 2025, by and between the Company and Arctic US Bidco, Inc., a Delaware corporation (“Buyer”) (such sale, the “Transaction”). A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On November 3, 2025, the Company completed the Transaction, pursuant to the terms of the Purchase Agreement to sell the Business to Buyer, for a total purchase price of up to $725,000,000. The purchase price consists of $650,000,000 on a cash-free and debt-free basis, which was paid at closing and is subject to customary adjustments, and additional consideration of up to $75,000,000 (“Additional Consideration”) if certain performance measures for calendar year 2025 are met.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K and Exhibit 99.1 hereto with respect to the Transaction are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “committed,” “enable,” “expect,” “future,” “will,” “projected” or the negative thereof, and similar expressions identify forward-looking statements.

Forward-looking statements in this Current Report on Form 8-K and Exhibit 99.1 hereto include, but are not limited to, the expected benefits of the Transaction; the Company’s anticipated effects of the Transaction on the Company’s portfolio simplification strategy, streamlining of the Company’s organizational structure, and capital investments in the Company’s remaining businesses; and the Company’s expected use of the net proceeds of the Transaction. These forward-looking statements are made based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management. Such information includes, without limitation, discussions as to guidance and other estimates, perceived opportunities, expectations, beliefs, plans, strategies, goals and objectives concerning the Company’s future financial and operating performance. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.

Therefore, actual results may differ materially from those expressed or forecasted in such forward-looking statements. Risks and uncertainties include, among other things, risks related to the Transaction, including the risks related to non-achievement of the performance measures for the Additional Consideration and that the Additional Consideration will not be payable; the Company’s ability to realize anticipated benefits of the Transaction, or that such benefits may take longer to realize than expected; diversion of management’s attention; the potential impact of the consummation of the Transaction on relationships with employees, clients and other third parties; the Company’s ability to execute on its strategy, including with respect to portfolio simplification, organizational streamlining, and capital investments, and achieve the benefits it expects therefrom; and the other risks, uncertainties and assumptions discussed in the Company’s filings with the Securities and Exchange Commission, including its most recent reports on Forms 10-K and 10-Q, particularly under the heading “Risk Factors”. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed herein might not occur.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release, dated as of November 3, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: November 3, 2025	By:	/s/ John Florence
Name: John Florence
Title: General Counsel, Secretary and Vice President